UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2015

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

894 Ross Drive Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on May 27, 2015, Fortinet, Inc., a Delaware corporation (“Parent”), Malbrouck Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Meru Networks, Inc., a Delaware corporation (“Meru” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, June 9, 2015, Purchaser commenced a tender offer (the “Offer”) to purchase all of the outstanding shares (the “Shares”) of Meru common stock, $0.0005 par value, at a price of $1.63 per share, without interest and subject to any required withholding taxes.

The Offer expired as scheduled at 12:00 midnight, New York City time, on July 7, 2015 (the “Expiration Date”) and was not extended. Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), advised Parent and the Purchaser that, as of the Expiration Date, a total of 14,835,691 Shares had been validly tendered and not properly withdrawn from the Offer, which tendered Shares represented approximately 60.18% of the Shares outstanding as of July 7, 2015. All conditions to the Offer having been satisfied (or waived), Purchaser accepted for payment all such Shares validly tendered and not properly withdrawn prior to the Expiration Date, and payment for such Shares is being made to the Depositary, which will act as the paying agent for tendering Company stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering Company stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into the Company (the “Merger”) set forth in the Merger Agreement were satisfied, and on July 8, 2015, Parent completed its acquisition of the Company by consummating the Merger, without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (“Delaware Law”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), each Share then outstanding was converted into the right to receive cash in an amount equal to the Offer Price, without interest and subject to any required withholding taxes (the “Per Share Merger Consideration”) (other than (i) Shares held in the treasury of Meru, (ii) Shares owned of record by Fortinet or any of its direct or indirect wholly owned subsidiaries, including Purchaser and (iii) Shares that are issued and outstanding immediately prior to the Effective Time and in respect of which appraisal rights shall have been properly demanded (and not withdrawn or lost) in accordance with the Delaware Law in connection with the Merger). As a result of the Merger, the Company became a wholly-owned subsidiary of Parent.

Fortinet paid a total of approximately $44 million in the Offer and Merger and funded the payments required to complete the Offer and the Merger with cash on hand.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2015 and is incorporated herein by reference. All capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Merger Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, the Company repaid all outstanding obligations under the Credit Agreement with Opus Bank (the “Credit Agreement”). In connection therewith, the Company delivered all notices and took all other actions to facilitate and cause the termination of the Credit Agreement, the repayment in full of all obligations then outstanding thereunder and the release of any security interests in connection therewith, effective as of July 8, 2015.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2015, the Company (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading in the Shares for July 8, 2015 and suspend trading of the Shares effective July 9, 2015 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Dr. Bami Bastani, Barry Cox, Stephen Domenik, John Kurtzweil and Sudhakar Ramakrishna each resigned and ceased to be directors of the Company and members of any committee of the Company’s Board of Directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices. Pursuant to the Merger Agreement, at the Effective Time, Dr. Bami Bastani, Brian McDonald, Mark Liu, Ajay Malik and Sarosh Vesuna each resigned and ceased to be officers of the Company.

Pursuant to the Merger Agreement, at the Effective Time, the directors and officers of Purchaser immediately prior to the Effective Time became the directors and officers of the Surviving Corporation. The directors of Purchaser immediately prior to the effective time were Andrew Del Matto and John Whittle, and the officers of Purchaser immediately prior to the Effective Time were Andrew Del Matto (Chief Executive Officer, Chief Financial Officer and Treasurer) and John Whittle (General Counsel and Secretary). Information regarding the new directors and executive officers has been previously disclosed in Schedule 1 of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by the Purchaser on June 9, 2015.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety. A copy of the Company’s Third Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s bylaws were amended and restated in their entirety. A copy of the Company’s amended and restated bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 8, 2015, Parent issued a press release announcing the expiration and preliminary results of the Offer and the consummation of the Merger. A copy of this press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Fortinet, Inc., Malbrouck Acquisition Corp. and Meru Networks, Inc. dated May 27, 2015 (incorporated by reference to Exhibit 2.1 to Meru’s Current Report on Form 8-K filed with the SEC on May 27, 2015).

3.1	Amended and Restated Certificate of Incorporation of Meru Networks, Inc., dated as of July 8, 2015.

3.2	Amended and Restated Bylaws of Meru Networks, Inc., dated as of July 8, 2015.

99.1	Press Release of Fortinet, Inc. dated July 8, 2015 (incorporated by reference to Exhibit (a)(5)(D) to the Amendment No. 2 to the Schedule TO of Fortinet, Inc. and Malbrouck Acquisition Corp., filed with the SEC on July 8, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: July 8, 2015	By:	/s/ John Whittle

		Name:	John Whittle
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Fortinet, Inc., Malbrouck Acquisition Corp. and Meru Networks, Inc. dated May 27, 2015 (incorporated by reference to Exhibit 2.1 to Meru’s Current Report on Form 8-K filed with the SEC on May 27, 2015).

3.1	Amended and Restated Certificate of Incorporation of Meru Networks, Inc., dated as of July 8, 2015.

3.2	Amended and Restated Bylaws of Meru Networks, Inc., dated as of July 8, 2015.

99.1	Press Release of Fortinet, Inc. dated July 8, 2015 (incorporated by reference to Exhibit (a)(5)(D) to the Amendment No. 2 to the Schedule TO of Fortinet, Inc. and Malbrouck Acquisition Corp., filed with the SEC on July 8, 2015).